Government Loans	12 Months Ended
Jun. 30, 2025
Government Loans Abstract
GOVERNMENT LOANS

NOTE 11 — GOVERNMENT LOANS

The Company received a new interest-free government loan in the amount of RMB4,000,000 in January 2024. As of June 30, 2025 and 2024, non-current liabilities included interest-free government loans in the amount of $1,116,757 and $1,100,837, respectively, which will become rewards from the government once the Company successfully gets listed on the U.S. stock market. The subsidiary of the Company, Anhui Xinxu, uses its own assets, including equipment and real property, to provide counter-guarantee to Wuhu County Small and Medium Enterprise Financing Guarantee Limited, which will provide the full amount guarantee to Wuhu Financial Bureau for the loan repayment. In case the Company fails to successfully get listed on the U.S. stock market within the lending period, the Company must return the full amount plus interest at the lending rate of People’s Bank of China.